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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): JUNE 22, 2000


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

          0-452                                          38-1093240
  (Commission File Number)                 (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

       The registrant's press release dated June 22, 2000, regarding its expected earnings per share for the quarter ending June 30, 2000, is attached.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TECUMSEH PRODUCTS COMPANY


  Date: June 23, 2000                  By:        /s/ JOHN H. FOSS
                                            --------------------------
                                            John H. Foss
                                            Vice President, Treasurer and
                                              Chief Executive Officer



                                      S-1

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                                 Exhibit Index
                                 -------------


Exhibit No.                   Description
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
  99.1                        Press Release